ACCOUNTS RECEIVABLE, NET - Schedule of Accounts Receivable (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2020	Dec. 31, 2019
Accounts receivable:
Gross	¥ 43,191	¥ 34,634
Unearned interest	(995)	(217)
Total accounts receivable	42,196	34,417
Less: allowance for credit losses	9,214	2,251
Accounts receivable, net	¥ 32,982	¥ 32,166